UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934


                      Report for Event: September 14, 2001

                           ICHANCE INTERNATIONAL, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

        Nevada                        000-30213                  52-2043569
   (State of other                (Commission File No.)        (IRS Employer
   jurisdiction of                                          Identification No.)
   incorporation)


             3753 Howard Hughes Parkway, #227, Las Vegas,   NV 89109
             (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (702) 892-3915

Registrant's  Attorney:  Warren J. Soloski,  Esq., Warren J. Soloski, APC,
                         11300 West Olympic Blvd., Suite 800
                         Los Angeles, CA 90064 (310) 477-9742

                                CARD-SMART CORP.
                                ----------------
         (Former name or former address, if changed since last report.)

                         This Report Consists of 3 Pages

Item 1  Changes in Control of Registrant

     The Registrant is now controlled by iChance, Inc., a Nevada corporation and Hurley Holdings Corporation, a Nevada corporation. The Registrant entered into a Plan and Agreement of Reorganization with iChance, Inc. The Registrant provided iChance, Inc. 5,000,000 shares of its restricted common stock for its interest in the acquired assets. This provided iChance, Inc. at the close of the transaction with 34.82% of the issued and outstanding common stock of the Registrant. IChance, Inc. is a non-reporting, non-trading company. The president of iChance, Inc. is Brian Hurley who together with his wife Rita own Hurley Holdings Corporation, a non-reporting, non-trading Nevada corporation which owns 27.68% of the issued and outstanding stock of the Registrant.


Item 2  Acquisition or Disposition of Assets

     The Registrant has acquired the assets of iChance, Inc. as of September 14, 2001. The assets included the rights to certain internet related gaming software.



Item 4  Changes in Registrant's Certifying Accountant

     For the fiscal year ended December 31, 2000 and the interim periods subsequent to December 31, 2000, the firm of G. Brad Beckstead, CPA ("Beckstead') served as the Company's auditors. Effective September 14, 2001, the Board of Directors of the Company approved the change of accountants. On September 14, 2001, management of the Company dismissed Beckstead and engaged HJ Associates, LLC, 50 South Main Street, #1450, Salt Lake City, UT 84144 as its independent public accountants to audit its financial statements for the fiscal year ended December 31, 2001.

     During the period of engagement of Beckstead there were no disagreements between the Company and Beckstead on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (if not resolved to the satisfaction of Beckstead) would have caused Beckstead to make reference in connection with their report to the subject matter of the disagreements. The accountants' report on the financial statements of the Company for the fiscal year ended December 31, 2000 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles, except to express doubt as to the Company's ability to continue as a going concern.

     The Company has requested Beckstead to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Beckstead agrees with the above statements.


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

Item 5 Other Events

     September 14, 2001, Georglos Polyhronopoulos and Barbara L. Berry the current Directors, named Brian Hurley Director and the Officer of the Registrant and then Georglos Polyhronopoulos and Barbara L. Berry resigned as a Director and Officer of the Registrant.


Item 6  Resignations of Registrant's Directors

     Georglos Polyhronopoulos and Barbara L. Berry have resigned as Directors and Officers of the Registrant on September 14, 2001. There were no disagreements between either Georglos Polyhronopoulos or Barbara L. Berry and the Registrant.


Item 7  Financial Statement and Exhibits

(a)      Financial Statements

     Audited Financial Statements of the Registrant will be filed within sixty (60) days.

(b)      Exhibits

Exhibit
Number              Description
-------             -----------
99.1      Letter on Change in Certifying Accountant

99.2 Plan and Agreement of Reorganization by exchange by CARD-SMART CORP. of its voting stock for substantially all the assets of ICHANCE, INC., dated September 14, 2001






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



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ICHANCE INTERNATIONAL, INC.
                                            (Registrant)



Dated: September 26, 2001                   By: s/s Brian Hurley
                                               -----------------
                                                Brian Hurley
                                                President/Director











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